UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 11, 2015

FRESHPET, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	001-36729	20-1884894
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Plaza Drive, 1st Floor

Secaucus, New Jersey 07094

(Address of Principal Executive Offices, including Zip Code)

(201) 520-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 11, 2015, Freshpet, Inc. (“Freshpet”) issued a press release disclosing its financial results for the quarter ended June 30, 2015. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

As previously announced, Freshpet will hold a conference call at 5:00 p.m., Eastern Time, on August 11, 2015 to discuss its financial results for the second quarter ended June 30, 2015.

The information furnished with this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Freshpet references non-GAAP financial information in the press release and will make similar references on the conference call. A reconciliation of these non-GAAP financial measures to the nearest comparable GAAP financial measures is contained in the attached Exhibit 99.1 press release.

Freshpet uses the “Investors” section of its website (investors.freshpet.com) as a means of disclosing material non‑public information and for complying with its disclosure obligations under Regulation FD.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated August 11, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FRESHPET, INC.

Date: August 11, 2015	By:	/s/ Richard Kassar
Name: Richard Kassar
Title: Chief Financial Officer